                                                                  Exhibit 10.27


                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION
   5480 E. FERGUSON DRIVE, COMMERCE, CA 90022   213/720-8608 FAX 213/720-8647



August 30, 1996

SENT VIA FEDERAL EXPRESS

Gerald T. McMahon


Dear Jerry:

This letter will outline the major terms of your potential employment with Central Financial Acceptance Corporation (CFAC).

1. EMPLOYMENT AND DUTIES: You shall be employed as Executive Vice President of Credit and Collection.

2. SALARY AND BONUS: Your base salary will be $160,000.00. In addition, you will be eligible to receive an annual discretionary bonus of up to 20% of your base salary.

3. EMPLOYEE BENEFITS: You will be entitled to participate in such employee benefit programs as the Company provides from time to time for employees in your position. You will also receive a company car or appropriate car allowance.

4. STOCK OPTIONS: You will be awarded a stock option grant to acquire 30,000 common shares pursuant to the Company's Stock Option Plan.

I look forward to having you join Central Financial Acceptance Corporation.

Sincerely,

/s/ GARY CYPRES
---------------------
Gary Cypres
Chairman of the Board